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                                                                   EXHIBIT 10.17



                        AGREEMENT TO FOREGO COMPENSATION


        An Agreement is made between Mohanbir S. Gyani (the "Executive") and AT&T Wireless (the "Company").

        WHEREAS, the Executive has been and continues to be a valued key executive of the Company;

        WHEREAS, the Company intends to loan an amount to trusts created by the Executive (the "Trusts"); and

        WHEREAS, the Executive agrees to forego all of the balance payable to the Executive under his Deferred Compensation Account One ("DCA1").

        NOW, THEREFORE, in consideration of the aforementioned promises, and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows, intending to be legally bound.

        1. The Company agrees to provide loans to the Trusts. The terms of the loans shall be documented by Promissory Notes (the "Note") to be executed by the Company and the Trusts.

        2. In consideration for the Company's promise to make the loans, the Executive's DAC1 balance shall be reduced to zero. Such amount shall be foregone by the Executive, and the Executive hereby irrevocably waives his right to payment of such amount. The reduction in the Executive's account balance shall be effective as of the date that the loan amounts are transferred to the Trusts (or transferred to any third party pursuant to the direction of the trustee of the Trusts) by the Company pursuant to the terms of the Note.

        3. The Executive agrees that: the Company has not advised him as to any financial or tax risks associated with this Agreement or the Note to be entered into pursuant to this Agreement; that the Executive has relied solely on his personal advisors in deciding to enter into this Agreement and the related transactions; and, that the Executive (and his successors, heirs and assigns) assume responsibility for any tax or financial risks incurred by the Executive (or his successors, heirs and assigns) resulting from this transaction.

        IN WITNESS WHEREOF, the parties hereby execute this Agreement, intending to be legally bound.

                                            AT&T Wireless

/s/  MOHANBIR S. GYANI                      By:  /s/  JANE MARVIN
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Mohanbir S. Gyani                                Jane Marvin
                                                 Executive Vice President -
                                                 Human Resources

October 2, 2001                             October 2, 2001
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Date                                        Date